UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 13, 2007

(Date of earliest event reported: July 25, 2007)

Constellation Energy Partners LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Market Place Baltimore, MD	21202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 468-3500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On July 26, 2007, the Company filed a Current Report on Form 8-K (the “Report”) in connection with its acquisition of certain oil and gas properties via an agreement of merger (the “Merger Agreement”) providing for the merger of Amvest Osage, Inc. (“Amvest” or “Amvest Osage”) with and into a wholly-owned subsidiary of the Company for an aggregate purchase price of approximately $240 million, subject to purchase price adjustments (the “Amvest Acquisition”). The description of the Amvest Acquisition and terms of the Merger Agreement contained in the Company’s 8-K filed on July 16, 2007 are incorporated herein by reference. A copy of the Merger Agreement was filed as Exhibit 2.1 on Form 8-K on July 26, 2007 and is incorporated herein by reference. The Current Report on Form 8-K filed July 26, 2007 is being amended by this Amendment No. 1 to include the required historical financial statements and other financial information with respect to the Amvest Acquisition as required by Item 9.01 (a) and the pro forma financial information required by Item 9.01 (b). Financial statements are being provided for Amvest Osage.

This Report replaces Item 9.01 of that filing:

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of businesses acquired.

The following information is included as an exhibit to this report as noted in (d) below:

1. Amvest Osage audited financial statements for the years ended July 31, 2006, July 31, 2005, and July 31, 2004, and the unaudited interim nine month periods ended April 30, 2007 and April 30, 2006.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial statements reflect the combination of the historical consolidated balance sheets and income statements of Constellation Energy Partners LLC, Amvest and certain other acquisitions, adjusted for certain effects of the acquisition, the related funding, and for different fiscal year-ends:

1. Unaudited Pro Forma Condensed Combined Balance Sheet

2. Unaudited Pro Forma Condensed Combined Statement of Operations

3. Notes to Unaudited Pro Forma Condensed Combined Financial Statements

4. Unaudited Pro Forma Combined Supplemental Oil and Gas Disclosures

(c) Not Applicable.

(d) Exhibits.

Exhibit Number	Description
99.1	The audited financial statements of Amvest Osage for the years ended July 31, 2006, July 31, 2005, and July 31, 2004, and the unaudited interim financial statements of Amvest Osage for the nine months ended April 30, 2007 and April 30, 2006.

99.2	The unaudited pro forma condensed balance sheet of Constellation Energy Partners LLC as of June 30, 2007, which gives effect to the Amvest Acquisition as if it had occurred on June 30, 2007 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2006 and for the six months ended June 30, 2007, which give effect to the Amvest Acquisition and certain other acquisitions as if they occurred on January 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY PARTNERS LLC

Date: September 13, 2007	By:	/s/ Angela A. Minas
Angela A. Minas
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	The audited financial statements of Amvest Osage as of and for the years ended July 31, 2006, July 31, 2005, and July 31, 2004, and the unaudited interim financial statements of Amvest Osage for the nine months ended April 30, 2007 and April 30, 2006.

99.2	The unaudited pro forma condensed balance sheet of Constellation Energy Partners LLC as of June 30, 2007, which gives effect to the Amvest Acquisition as if it had occurred on June 30, 2007 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2006 and for the six months ended June 30, 2007, which give effect to the Amvest Acquisition and certain other acquisitions as if they occurred on January 1, 2006.